Exhibit 99.1

The following tables summarize the trust portfolio by various criteria as of April 30, 2018 for each of the retailers included in the trust portfolio, except for the “Composition by FICO® Credit Score Range” table, which summarizes the trust portfolio as of April 30, 2018 by FICO® credit score as most recently refreshed.

Please note that numbers and percentages presented in the tables in this section may not sum to the totals presented due to rounding.

For purposes of the tables in this section:

•	Total Receivables Outstanding is the sum of principal receivables and finance charge receivables (which includes fee receivables) included in the trust portfolio in the period indicated.

•	Accounts is the number of accounts included in the trust portfolio as of the date or in the period indicated.[1]

Composition by Retailer

Retailer	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Lowe’s	$2,191,317,300	19.6%	1,721,959	12.5%
JCPenney	2,109,121,507	18.9%	3,658,833	26.6%
Sam’s Club Dual Card	1,467,094,816	13.1%	1,208,065	8.8%
Wal-Mart (1)	1,352,649,326	12.1%	1,080,079	7.9%
Sam’s Club(1)	1,210,949,851	10.9%	1,582,980	11.5%
Gap Family Dual Card(2)	1,176,529,676	10.5%	1,163,246	8.5%
Belk	688,824,921	6.2%	1,259,559	9.2%
Gap(3)	407,829,603	3.7%	1,096,445	8.0%
Chevron	209,102,092	1.9%	742,135	5.4%
JCPenney Dual Card	99,929,314	0.9%	72,962	0.5%
Other	247,132,110	2.2%	168,682	1.2%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

(1)	Sam’s Club and Wal-Mart are affiliated retailers. Sam’s Club cards may also be used at Wal-Mart locations, and Wal-Mart cards may be used at Sam’s Club locations if the cardholder belongs to the club. Figures shown here are based on which retailer is identified on the card, not where the purchase was made.

(2)	Figures presented for Gap Family Dual Card include Old Navy Dual Card, Gap Dual Card and Banana Republic Dual Card, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

(3)	Figures presented for Gap include Old Navy, Gap and Banana Republic, which are affiliated retailers. Each of these retailers’ cards may be used at the locations of the other two.

[1]	The total number of accounts disclosed in this Exhibit No. 99.1 as of any date and used for purposes of calculating certain other statistical information presented herein includes certain accounts that have a zero balance and have been closed due to the related credit card or cards being lost or stolen or the account being subject to fraudulent activity.

Composition by Account Balance Range

Account Balance Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Credit Balance	$(12,498,165)	-0.1%	216,859	1.6%
No Balance	-	0.0%	5,338,475	38.8%
$0.01-$500.00	661,745,461	5.9%	4,136,005	30.1%
$500.01-$1,000.00	726,553,783	6.5%	1,000,835	7.3%
$1,000.01-$2,000.00	1,621,625,684	14.5%	1,113,268	8.1%
$2,000.01-$3,000.00	1,665,140,170	14.9%	675,785	4.9%
$3,000.01-$4,000.00	1,507,072,396	13.5%	434,505	3.2%
$4,000.01-$5,000.00	1,439,648,322	12.9%	320,131	2.3%
$5,000.01-$6,000.00	1,158,549,215	10.4%	211,458	1.5%
$6,000.01-$7,000.00	786,946,504	7.1%	121,729	0.9%
$7,000.01-$8,000.00	592,966,862	5.3%	79,403	0.6%
$8,000.01-$9,000.00	425,341,525	3.8%	50,219	0.4%
$9,000.01-$10,000.00	334,125,738	3.0%	35,270	0.3%
$10,000.01-$15,000.00	214,864,082	1.9%	19,014	0.1%
$15,000.01-$20,000.00	23,952,885	0.2%	1,430	0.0%
$20,000.01 or more	14,446,053	0.1%	559	0.0%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

Composition by Credit Limit Range

Credit Limit Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
$0.01-$500.00	$56,880,431	0.5%	620,233	4.5%
$500.01-$1,000.00	159,201,190	1.4%	710,136	5.2%
$1,000.01-$2,000.00	655,509,827	5.9%	2,675,407	19.5%
$2,000.01-$3,000.00	961,872,705	8.6%	2,301,196	16.7%
$3,000.01-$4,000.00	991,121,615	8.9%	1,437,123	10.4%
$4,000.01-$5,000.00	1,368,837,766	12.3%	1,365,707	9.9%
$5,000.01-$6,000.00	1,510,496,147	13.5%	1,188,373	8.6%
$6,000.01-$7,000.00	1,043,848,227	9.4%	721,137	5.2%
$7,000.01-$8,000.00	1,119,129,615	10.0%	769,091	5.6%
$8,000.01-$9,000.00	761,319,261	6.8%	434,021	3.2%
$9,000.01-$10,000.00	1,701,960,457	15.2%	1,076,682	7.8%
$10,000.01 or more	830,303,274	7.4%	455,839	3.3%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

Composition by Account Age Range

Account Age Range	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Up to 6 Months	$-	0.0%	-	0.0%
6 Months to 12 Months	-	0.0%	-	0.0%
Over 12 Months to 24 Months	-	0.0%	-	0.0%
Over 24 Months to 36 Months	-	0.0%	-	0.0%
Over 36 Months to 48 Months	-	0.0%	-	0.0%
Over 48 Months to 60 Months	-	0.0%	-	0.0%
Over 60 Months to 72 Months	444,743,164	4.0%	501,780	3.6%
Over 72 Months to 84 Months	846,387,228	7.6%	916,030	6.7%
Over 84 Months to 96 Months	917,177,473	8.2%	983,580	7.2%
Over 96 Months to 108 Months	841,457,478	7.5%	935,422	6.8%
Over 108 Months to 120 Months	934,790,013	8.4%	943,513	6.9%
Over 120 Months	7,175,925,160	64.3%	9,474,620	68.9%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

Except for the applicable states listed below, no state accounted for more than 5% of the number of accounts or 5% of the total receivables balances, as applicable, as of April 30, 2018 for each of the retailers included in the trust portfolio. Since the largest number of cardholders (based on billing addresses) whose accounts are designated for the trust portfolio were in the five states listed below, adverse economic conditions affecting cardholders residing in those areas could affect timely payment by the related cardholders of amounts due on the accounts and, accordingly, the rate of delinquencies and losses for the trust portfolio.

Composition by Billing Address

Billing Address	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Texas	$1,093,465,713	9.8%	1,217,338	8.9%
California	828,142,429	7.4%	1,261,661	9.2%
Florida	709,033,147	6.4%	883,697	6.4%
North Carolina	634,686,779	5.7%	769,564	5.6%
New York	521,246,267	4.7%	693,920	5.0%
Other	7,373,906,179	66.1%	8,928,765	64.9%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

Composition by Delinquency Status

Delinquency Status	Total Receivables Outstanding	Percentage of Total Receivables Outstanding	Number of Accounts	Percentage of Number of Accounts
Current, Credit and Zero Balance	$10,554,481,944	94.6%	13,449,238	97.8%
1 – 29 Days	288,817,384	2.6%	183,769	1.3%
30 – 59 Days	85,165,888	0.8%	39,020	0.3%
60 – 89 Days	72,669,558	0.7%	28,128	0.2%
90 – 119 Days	58,092,581	0.5%	21,122	0.2%
120 – 149 Days	54,785,164	0.5%	18,655	0.1%
150 or More Days	46,467,996	0.4%	15,013	0.1%
Total	$11,160,480,515	100.0%	13,754,945	100.0%

The following table reflects receivables as of April 30, 2018, and the composition of accounts by FICO® credit score as most recently refreshed:

Composition by FICO® Credit Score Range

FICO® Credit Score Range(1)	Total Receivables Outstanding	Percentage of Total Receivables Outstanding
Less than or equal to 599	$639,632,659	5.7%
600 to 659	1,751,611,747	15.7%
660 to 719	4,364,806,036	39.1%
720 and above	4,352,459,948	39.0%
No Score	51,970,127	0.5%
Total	$11,160,480,515	100.0%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company.

Collateral For the Notes

The following information regarding the trust portfolio is as of April 30, 2018:

•	total transferred receivables: $11,160,480,515
•	principal receivables: $10,750,620,513

•	finance charge receivables: $409,860,002
•	total number of accounts designated to the trust portfolio[2]: 13,754,945

As of April 30, 2018:

•	The accounts designated for the trust portfolio had an average total receivable balance of approximately $811 and an average credit limit of approximately $4,390.
•	For accounts designated for the trust portfolio, the percentage of the aggregate total receivable balance to the aggregate total credit limit was approximately 18.5%.
•	The average age of the accounts designated for the trust portfolio was approximately 164 months.

Balance Reductions

The accounts in the trust portfolio may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. For the twelve months ended April 30, 2018, the average monthly balance reduction rate for the approved portfolio of accounts attributable to such returns and fraud was 0.88%.

Payment Rates

The payment rate on the receivables is the most important factor that will determine the size of principal payments during an early amortization period and whether the trust has funds available to repay the notes on the expected principal payment date. The following Cardholder Monthly Payment Rates table sets forth the highest and lowest cardholder monthly payment rates on the credit card accounts in the trust portfolio during any Monthly Period in the Securitization Reporting Years or portion thereof, as applicable, shown, in each case calculated as a percentage of the Principal Receivables Outstanding as of the first day of each Monthly Period during the Securitization Reporting Years or portion thereof, as applicable, shown. Payment rates shown in the table are based on amounts that would be deemed payments of principal receivables with respect to the accounts. For purposes of these calculations, Principal Receivables Outstanding are principal receivables included in the trust portfolio in the period indicated. For 2017, the Securitization Reporting Year is the period of twelve Monthly Periods ending on December 31st of such calendar year, and for years prior to 2017, each Securitization Reporting Year is the period of twelve Monthly Periods ending on December 21st of the related calendar year.

The Payment Status table in this section shows the average for all billing cycles in the period indicated of the payments made on the receivables that fall within each of the following categories: (1) less than minimum payment, (2) minimum payment, (3) greater than minimum payment, but less than full payment and (4) full payment or greater than full payment. For any billing cycle, the percentage of payments in each category is calculated by dividing the number of accounts with payments in that category by the total amount of all accounts that were required to make payments on the receivables.

Although we have provided historical data concerning the payment rates on the receivables and the percentage of the receivables falling in each payment category, because of the factors described under “Risk Factors” in the prospectus, dated May 22, 2018, related to the Synchrony Credit Card Master Note Trust Series 2018-2 Asset-Backed Notes, we cannot provide you with any assurance that the levels and timing of payments on receivables in the trust portfolio from time to time will be similar to the historical experience described in the following tables for the trust portfolio or that deposits into the principal accumulation account will equal the applicable controlled accumulation amount. The trust may shorten the controlled accumulation period and, in that event, we cannot provide any assurance that there will be sufficient time to accumulate all amounts necessary to pay the outstanding principal amount of the Series 2018-2 notes on the expected principal payment date.

2 The total number of accounts disclosed in this Exhibit No. 99.1 as of any date and used for purposes of calculating certain other statistical information presented herein includes certain accounts that have a zero balance and have been closed due to the related credit card or cards being lost or stolen or the account being subject to fraudulent activity.

Cardholder Monthly Payment Rates

	Four Months Ended April 30,	Securitization Reporting Year
	2018	2017	2016	2015	2014	2013
Lowest Month	13.12%	12.97%	12.90%	12.34%	12.43%	12.60%
Highest Month	14.74%	14.48%	14.47%	14.11%	13.69%	13.99%
Monthly Average	13.98%	13.96%	13.65%	13.28%	13.05%	13.36%

Payment Status

	Percentage of Accounts
	Four Billing Cycles Ended in April 2018	Twelve Billing Cycles Ended in December 2017	Twelve Billing Cycles Ended in December 2016	Twelve Billing Cycles Ended in December 2015	Twelve Billing Cycles Ended in December 2014	Twelve Billing Cycles Ended in December 2013
Less than Minimum Payment	7.89%	8.31%	8.47%	8.81%	9.82%	10.50%
Minimum Payment	14.99%	15.40%	16.07%	16.55%	16.76%	16.85%
Greater than Minimum Payment, Less than Full Payment	39.63%	38.88%	39.45%	40.25%	41.00%	41.09%
Full Payment or Greater than Full Payment	37.50%	37.41%	36.02%	34.39%	32.42%	31.56%

We cannot assure you that the cardholder monthly payment rates or the payment experience for the trust portfolio in the future will be similar to the historical experience set forth in the tables above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions, payment habits of individual cardholders and changes in minimum payment formulas.